Exhibit 3.4

VIRTUIX HOLDINGS INC.,

a Delaware corporation

ADOPTION AGREEMENT
(Existing Investors)

By the undersigned’s execution of this Adoption Agreement (this “Agreement”), the undersigned, as a current holder of shares of Series Seed Preferred Stock, par value $0.001 per share, Series 2 Seed Preferred Stock, par value $0.001 per share, and/or Series A Preferred Stock, par value $0.001 per share, of Virtuix Holdings Inc., a Delaware corporation (the “Company”), does hereby agree as follows:

(1)                Adoption of Amendment No. 1 to Amended and Restated Investors’ Rights Agreement. The undersigned hereby consents to the amendment of the Amended and Restated Investors’ Rights Agreement dated as of March 10, 2016, by the Amendment No. 1 to Amended and Restated Investors’ Rights Agreement in the form attached hereto as Exhibit “A”, and hereby joins as an “Amending Investor” thereunder without further signature from the undersigned;

(2)                Adoption of Amendment No. 1 to Amended and Restated Right of First Refusal Agreement. The undersigned hereby consents to the amendment of the Amended and Restated Right of First Refusal Agreement dated as of March 10, 2016, by the Amendment No. 1 to Amended and Restated Right of First Refusal Agreement in the form attached hereto as Exhibit “B”, and hereby joins as an “Amending Investor” thereunder without further signature from the undersigned;

(3)                Adoption of Amendment No. 1 to Voting Agreement. The undersigned hereby consents to the amendment of the Voting Agreement dated as of March 10, 2016, by the Amendment No. 1 to Voting Agreement in the form attached hereto as Exhibit “C”, and hereby joins as an “Amending Investor” thereunder without further signature from the undersigned;

IN WITNESS WHEREOF, this Adoption Agreement has been executed by the undersigned effective as of the date set forth below.

INVESTOR:

________________________________________

[Print Name]

________________________________________

[Authorized Signature]

________________________________________
[Print Name and Title of Signatory, if Applicable]

Address for Notices (if Different than the Address on File with the Company):

________________________________________

________________________________________

________________________________________

Dated:         September __, 2020

ACCEPTED AND AGREED:

VIRTUIX HOLDINGS INC.,
a Delaware corporation

By: ________________________________________
            Jan Goetgeluk,

            Chief Executive Officer